EXHIBIT 99.8

                                                   MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS

CASE NUMBER: 00-42148-BJH-11                       02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------             ----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

DREW KEITH                                                    07/20/00
---------------------------------------             ----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ KEVIN K. CRAIG                                  CONTROLLER, KITTY HAWK INC.
---------------------------------------             ----------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

KEVIN K. CRAIG                                                07/20/00
---------------------------------------             ----------------------------
PRINTED NAME OF PREPARER                                        DATE

                                                   MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-1

CASE NUMBER: 00-42148-BJH-11                       02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET

------------------------------------------------------------------------------------------------------------------
                                                                 MONTH              MONTH              MONTH
                                            SCHEDULE      --------------------------------------------------------
ASSETS                                       AMOUNT                MAY, 2000         JUNE, 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                               $0                 $0
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                 $0         $3,594,508         $3,585,463
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                      $0         $3,594,508         $3,585,463                $0
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE  (NET)                      $0                 $0
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                       $0                 $0
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                $0                 $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                $0                 $0
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   ($33,904,344)      ($32,608,844)      ($31,413,344)
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                  ($33,904,344)      ($29,014,336)      ($27,827,881)               $0
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT            $81,907,719        $81,907,718        $81,907,718
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                 $33,669,772        $34,242,146        $34,814,520
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                              $48,237,946        $47,665,572        $47,093,198                $0
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                               $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                      $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                             $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                           $14,333,602        $18,651,236        $19,265,317                $0
------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                $246,755                 $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                           $21,437           $526,949
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                  $268,192           $526,949                $0
------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                            $2,811,382         $2,811,382         $2,811,382
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                   $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                  $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                     $1,300,001         $2,412,345         $2,412,345
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES           $4,111,383         $5,223,727         $5,223,727                $0
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                       $4,111,383         $5,491,919         $5,750,676                $0
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                      $0        $12,789,185        $12,789,185
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                             $370,133           $725,456
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                               $0                 $0
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0        $13,159,317        $13,514,641                $0
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                          $4,111,383        $18,651,236        $19,265,317                $0
------------------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-2

CASE NUMBER: 00-42148-BJH-11                       02/13/95, RWD, 2/96

INCOME STATEMENT

------------------------------------------------------------------------------------------------------
                                             MONTH          MONTH           MONTH
                                           --------------------------------------------   QUARTER
REVENUES                                      MAY, 2000     JUNE, 2000                     TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                         $1,195,500     $1,195,500                     $2,391,000
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0                             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                            $1,195,500     $1,195,500              $0     $2,391,000
------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0                             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0                             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                           $1,195,500     $1,195,500              $0     $2,391,000
------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                   $1,453         $9,831                        $11,284
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                   $1,453         $9,831              $0        $11,284
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                       $1,194,047     $1,185,669              $0     $2,379,716
------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)         ($16,652)         ($786)                      ($17,438)
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0                             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                          $21,437        $21,124                        $42,561
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                   $572,374       $572,375                     $1,144,749
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES              $577,160       $592,713              $0     $1,169,873
------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0           $750                           $750
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0           $750              $0           $750
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                               $246,755       $236,883                       $483,638
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                        $370,133       $355,323              $0       $725,456
------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-3

CASE NUMBER:  00-42148-BJH-11                      02/13/95, RWD, 2/96


----------------------------------------------------------------------------------------------------------
                                               MONTH            MONTH           MONTH
CASH RECEIPTS AND                          -----------------------------------------------    QUARTER
DISBURSEMENTS                                  MAY, 2000      JUNE, 2000                       TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH-BEGINNING OF MONTH                 $3,679,309      $3,594,508       $3,585,463      $3,679,309
----------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0              $0                               $0
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                        $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                        $16,652            $786                          $17,438
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS               $16,652            $786               $0         $17,438
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                             $16,652            $786               $0         $17,438
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                    $3,695,961      $3,595,294       $3,585,463      $3,696,747
----------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0                               $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                        $0              $0                               $0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                       $101,453          $9,831                         $111,284
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS             $101,453          $9,831               $0        $111,284
----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                       $101,453          $9,831               $0        $111,284
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                             ($84,801)        ($9,045)              $0        ($93,846)
----------------------------------------------------------------------------------------------------------
33.   CASH-END OF MONTH                       $3,594,508      $3,585,463       $3,585,463      $3,585,463
----------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-4

CASE NUMBER: 00-42148-BJH-11                       02/13/95, RWD, 2/96


------------------------------------------------------------------------------------------------------------------
                                                                         MONTH           MONTH            MONTH
                                                       SCHEDULE        -------------------------------------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT          MAY, 2000       JUNE, 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                   $0              $0               $0
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                  $0              $0               $0
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                  $0              $0               $0
------------------------------------------------------------------------------------------------------------------
4.     91+                                                    $0              $0               $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                        $0              $0               $0
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH: JUNE, 2000
------------------------------------------------------------------------------------------------------------------
                                          0-30            31-60            61-90            91+
  TAXES PAYABLE                           DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                      $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                              MONTH: JUNE, 2000
------------------------------------------------------------------------------------------------------------------
                                                     BEGINNING          AMOUNT                           ENDING
                                                        TAX           WITHHELD AND/       AMOUNT           TAX
  FEDERAL                                            LIABILITY*       0R ACCRUED           PAID         LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                           $246,755       ($246,755)              $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                              $246,755       ($246,755)              $0              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                      $246,755       ($246,755)              $0              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                   MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-5

CASE NUMBER: 00-42148-BJH-11                       02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH: JUNE, 2000
------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                          Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:
------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                                                                     TOTAL
------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                        $0                                              $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0                                              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                      $0                                              $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0                                              $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                       $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     BANK ONE TRUST (ESCROW) 6801456800*      1/3/00      MONEY MARKET         $3,625,000              $0
------------------------------------------------------------------------------------------------------------
8.     HSBC Bank USA (ESCROW) #10-876110       6/19/00      MONEY MARKET         $3,560,463      $3,560,463
------------------------------------------------------------------------------------------------------------
9.     HSBC Bank USA (ESCROW-FEE) #10-876110   6/19/00      MONEY MARKET            $25,000         $25,000
------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                         $3,585,463
------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                  $0
------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                 $3,585,463
------------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT


CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-6

CASE NUMBER: 00-42148-BJH-11                       02/13/95, RWD, 2/96

                                                   MONTH:  JUNE, 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                             TYPE OF           AMOUNT      TOTAL PAID
              NAME           PAYMENT            PAID         TO DATE
--------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
--------------------------------------------------------------------
2.
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                   $0            $0
--------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
------------------------------------------------------------------------------------------------
                         DATE OF COURT                                                  TOTAL
                       ORDER AUTHORIZING     AMOUNT         AMOUNT      TOTAL PAID     INCURRED
       NAME                 PAYMENT          APPROVED        PAID         TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR-CASE # 00-42141-BJH-11
------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                              $0            $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.  FIRST SOURCE BANK (865001)                   $0            $0       $28,212
--------------------------------------------------------------------------------
2.  FIRST SOURCE BANK (RPS)                  $8,791            $0       $17,582
--------------------------------------------------------------------------------
3.  FIRST SOURCE BANK (AIA)                 $56,073            $0      $112,146
--------------------------------------------------------------------------------
4.                                                                           $0
--------------------------------------------------------------------------------
5.                                                                           $0
--------------------------------------------------------------------------------
6.  TOTAL                                   $64,864            $0      $157,940
--------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL  BASIS-7

CASE NUMBER: 00-42148-BJH-11                              02/13/95, RWD, 2/96

                                                   MONTH:   JUNE, 2000

QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                         X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                               X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                    X
      LOANS) DUE FROM RELATED PARTIES?
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                   X
      THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                         X
      DEBTOR FROM ANY PARTY?
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                       X
      PAST DUE?
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                           X
      DELINQUENT?
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                          X
      REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2) A disbursement of $9,798 was made from the Bank One Trust (Escrow) account to the account trustee for closure of account
-------------------------------------------------------------------------------------------------------
2) A disbursement of $3,585,463 was made from the Bank One Trust (Escrow)
   account to HSBC for a new escrow (successor trustee)
-------------------------------------------------------------------------------------------------------


INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                       X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
       TYPE OF                                                                 PAYMENT AMOUNT
        POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                                   MONTHLY OPERATING REPORT

              CASE NAME:  AIRCRAFT LEASING, INC.   ACCRUAL  BASIS-ATTACHMENT

              CASE  NUMBER:  00-42148-BJH-11

                                                   MONTH:   JUNE, 2000


    MOR #        ITEM #    LIST OR EXPLANATION

   1 - BS          8       a) $100,000 Deposit for Retainer & Legal Fees
                              (2x$50,000 disbursements) from Bank One Trust to Lessor's Counsel
                           b) ($31,513,344) Intercompany Cummulative
                              Receivable/Payable Credit Balance

   1 - BS          22      a) $43,311 Accrued Accounts Payable (Post-petition)
                           a) $483,638 Accrued Federal Income Taxes
                              (Post-petition)

   1 - BS          27      a) $12,829  Accrued Accounts Payable (Pre-petition)
                           b) $2,399,516  Accrued Taxes Payable (Pre-petition)

   2 - IS          16      a) $786 Interest Income (from Bank One Trust-Escrow
                              account)

   3 - CF          8       a) $786 Interest Income (from Bank One Trust-Escrow
                              account)

   3 - CF          25      a) $1,533 Bank Charges for Money Market (Bank One
                              Trust-Escrow) account
                           b) $(1,500) Bank Charges Accrual Reversed for Money
                              Market (Bank One Trust-Escrow) account
                           c) $9,798 Disbursement for Trustee Fees (Bank One
                              Trust-Escrow) account

   4 - AP          T6      a) Federal Income Taxes are now shown as Other
                              Accrued Liabilities (due to deferred tax credits)

   7 - QA          2       a) $9,798 Disbursement for Trustee Fees (Bank One
                              Trust-Escrow) account
                           b) $3,585,463 Disbursement/Transfer to HSBC for
                              Successor Trustee of (Bank One Trust-Escrow) account

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